GulfSlope Energy, Inc. 8-K

Exhibit 99.1

OTCQB: GSPE Leading the Gulf of Mexico Recovery 2018 Louisiana Energy Conference May 30, 2018

Forward Looking Statement

This presentation may contain forward-looking statements about the business, financial condition and prospects of the Company. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, and trends. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this presentation include, without limitation, the Company’s expectations of oil and oil equivalents, barrels of oil and gas resources, prospects leased, dollar amounts of value creation, undiscovered resources, drilling success rates, resource information, superior economics, consistent value growth and other performance results. The SEC permits oil and gas companies, in their filings with the SEC to disclose only proved, probable and possible reserves, *i.e.* Items 1201 through 1208 of Regulation S-K (“SEC Oil and Gas Industry Disclosures”). The estimates of recoverable resources used in this presentation do not comply with the SEC Oil and Gas Industry Disclosures, nor should it be assumed that any recoverable resources will be classified as proved, probable or possible reserves consistent with the SEC Oil and Gas Industry Disclosures. Recoverable resources estimates are undiscovered, highly speculative resources estimated where geological and geophysical data suggest the potential for discovery of petroleum but where the level of proof is insufficient for a classification as reserves or contingent resources. In addition, recoverable resources have a great amount of uncertainty as to their existence, absolute amount, and economic feasibility. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, there can be no assurances that such expectations will prove to be accurate. Potential and existing shareholders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this presentation speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this presentation. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan. U.S. investors are urged to consider closely the disclosures in our Forms 10-K, 10-Q, 8-K and other filings with the SEC, which can be electronically accessed from our website at www.GulfSlope.com or the SEC's website at http://www.sec.gov/.

Abbreviations:

MM	Million	$	United States dollar
B	Billion	RTM	Reverse time migration
BOE	Barrel of oil equivalent	GSPE	GulfSlope Energy, Inc.
EUR	Estimated ultimate recovery	SEC	Securities and Exchange Commission
Mcf	Million cubic feet	DHI	Direct hydrocarbon indicator
NPV_{10}	Net Present Value discounted at 10%	IRR	Internal rate of return
F&D Costs	Full cycle finding and development costs	Pg	Likelihood of encountering recoverable hydrocarbons

GulfSlope Energy

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World Class Opportunity

2018 Drilling Program Underway	• Delek Group, Ltd. secured as partner for drilling portfolio • Anticipate a minimum of two wells to be drilled in 2018 • High specification jackup rig contracted for initial drilling
Significant Oil and Natural Gas Exposure	• Nine well portfolio ready-to-drill with over 1 billion BOE of gross unrisked recoverable resources • Represents approximately $11+ billion of net present value
Proven Play	• GulfSlope executive team credited for originally discovering this play • Industry has developed 1.8+ billion BOE from multiple discoveries • Strategic advantage from proprietary RTM reprocessed seismic
Superior Economics	• Prospects offer 65%+ IRRs in current pricing environment • Gulf of Mexico has among the lowest breakeven costs in the industry • Significant existing infrastructure with multiple points of sale
Experienced Team	• Executive leadership with GoM exploration and operations experience • Proven track record of applying best technologies to find oil and gas • Specialized technical team with extensive local knowledge in GoM

Resource figures are based on Company estimates and reflect gross unrisked recoverable resources for 100% working interest. NPV10 and IRR assume NYMEX strip pricing as of May 21, 2018, and reflect unrisked recoverable resources for 100% working interest, net of royalties and net profits interest.

GulfSlope Energy
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4 Focused on Proven Subsalt Miocene Play Mahogany >60+ MMBoe Discovered 1 St Prod 1993 1997 Hickory >75+ MMBoe Discovered 1 St Prod 1998 2000 Conger >250+ MMBoe Discovered 1 St Prod 1998 2000 Conger Enchilada Tanzanite Tarantula Hickory Mahogany Monazite Teak Agate Conger Field 250+ MMBOE Cardamom Field 140+ MMBOE Enchilada Field 35 MMBOE Mahogany Field 60+ MMBOE Hickory Field 75+ MMBOE Tanzanite Field 2 0 MMBOE Corvette Tanker Graviton Photon Pomeron Tachyon Tau Katmai Discovery Quark Canoe Tornado Discovery Megalodon Discovery EW 910 Field Deep Discovery Recent Activity Legacy Discoveries Louisiana TX 400+ MMBOE discovered below salt in the GulfSlope Area of Interest

5 Proven Reservoirs Comparable to Deep Water Thick slope and basin floor sands were distributed across the shelf and deepwater – proven by multiple wells

6 World Class Partner Summary of Farmout Terms • Minimum commitment by Delek to drill two exploratory wells in Phase 1 ‒ Partnership has selected Canoe Shallow and Tau prospects to be drilled ‒ Delek has the option to participate in multiple additional two - well phases • Delek paying 90% of exploration costs to earn 75% working interest ‒ GulfSlope to retain 20% working interest and will receive $1.1 million cash per prospect drilled ‒ GulfSlope will be operator and will fund 8% of exploratory costs ‒ Delek has option to become operator upon commercial discovery • Delek will have the right to purchase up to 5% of GulfSlope’s common stock after each phase, up to a total of 20% of GulfSlope’s common stock after four phases • GulfSlope and Delek are pursuing additional GOM opportunities Delek Group, Ltd . • Leading international independent exploration and production company ‒ Publicly traded on Tel Aviv Exchange (Symbol: DLEKG) ‒ Delek’s market capitalization is approximately $1.9 billion (1) • Offshore - focus with particular emphasis on applying latest technology to exploration • Leveraging success in Eastern Mediterranean Sea (Leviathan and Tamar Fields) and North Sea to become global operator GulfSlope has partnered with Delek Group Ltd. for the drilling of its prospect portfolio (1) In USD as of May 22, 2018.

7 0 5 10 15 20 25 30 35 Canoe (2) Canoe Tau Months Drilling Development Regulatory/POD Production • 18MMBOE prospect with $178MM NPV 10 » 3.6MMBOE with $33MM NPV 10 net to GulfSlope • $4.6MM dry hole cost – 5,500ft drilling depth » $370k dry hole cost net to GulfSlope • Direct hydrocarbon indicators present • Immediately offset by analogue production • Can be drilled with standard jack - up rig • Target spud date mid - 2018 • Status : Awaiting Final Regulatory Approval • 300+ MMBOE prospect with $3.6+B NPV 10 » 51MMBOE with $672MM NPV 10 net to GulfSlope • $ 38.7MM dry hole cost – 26,000ft drilling depth » $3.1MM dry hole cost net to GulfSlope • Analogue – prolific Mahogany and Conger fields • High spec jack - up required for drilling • 1st production in less than 36 months • Anticipate drilling immediately after Canoe • Status : Awaiting Final Regulatory Approval C ANOE T AU Phase I Drilling Program on Schedule Estimated Timeline (1) Regulatory/POE Exploratory (1) Assumes rig availability. (2) Reflects alternative development scenario which could decrease time to first production . Appraisal GulfSlope anticipates drilling a minimum of two wells in 2018

High Impact Drilling Portfolio

GulfSlope has advanced nine high potential prospects to drill-ready status that could hold more than 1 billion BOE of gross recoverable resources representing approximately $11.4 billion of net present value

Prospects	Canoe Shallow	Corvette	Graviton	Photon	Pomeron	Quark	Tachyon	Tanker	Tau	Total / W. Avg.
EUR (MMBOE)	18	70	190	88	32	156	112	89	301	**1,050**
Drill Depth	5,500’	22,500’	25,000’	19,000’	15,000’	23,000	19,000’	25,000’	26,000’	
Water Depth	320’	300’	325’	405’	325’	430’	415’	325’	280’	
Percentage Oil	73%	77%	27%	59%	19%	59%	59%	75%	75%	**59%**
Exploration Well DHC ($MM)	$5	$25	$36	$24	$19	$26	$25	$36	$39	**$235**
Prospect	DHI	3-/4-way	3-/4-way	DHI	DHI	Submarine Fan	DHI	3-way	3-way	
Risk (Pg)	80%	43%	39%	81%	62%	44%	72%	52%	44%	**51%**
F&D Costs ($/BOE)	$5.28	$3.27	$3.06	$4.08	$5.00	$2.21	$3.61	$3.96	$3.35	**$3.31**
NPV10 ($MM)	$178	$698	$1,066	$1,099	$150	$2,078	$1,401	$1,119	$3,648	**$11,437**
IRR	92%	73%	40%	72%	31%	101%	74%	65%	62%	**66%**

Note: Resource figures are based on Company estimates and reflect gross unrisked recoverable resources for 100% working interest. DHC based on current rates for jackup drilling rigs. NPV10 and IRR assume NYMEX strip pricing as of May 21, 2018 (Assumes average annual oil price per barrel for 2018-2021 of $69, $66, $61, $58, respectively, and held flat thereafter. Assumes average annual gas price per mcf for 2018-2020 of $2.92, $2.76, and $2.82, respectively, and held flat thereafter). Reflect unrisked recoverable resources for 100% working interest, net of royalties and net profits interest.

GulfSlope Energy

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9 Value Proposition $178 $3,826 $4,524 $5,590 $6,689 $6,839 $8,917 $10,318 $11,437 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Canoe Shallow Tau Corvette Graviton Photon Pomeron Quark Tachyon Tanker $ Millions Prospect Net Present Value @ 10% Cumulative NPV @ 10% NPV @ 10% Phase 1 Resource figures are based on Company estimates and reflect gross unrisked recoverable resources for 100% working interest . NPV10 assumes NYMEX strip pricing as of May 21, 2018, and reflect unrisked recoverable resources for 100% working interest, net of royalties and net profits interest. Potential for approximately $11.4 billion in net present value for ready to drill prospects

OTCQB: GSPE GulfSlope Energy John H. Malanga 281.918.4103 john.malanga@gulfslope.com www.GulfSlope.com

11 GulfSlope’s “Goldilock’s Zone” Play Area SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack SaltSalt Salt LowerTertiary UpperMiocene Salt Salt Salt Plio-Pleistocene SupraSalt 30,000' 20,000' 10,000' 0 Shelf Deepwater North South LowerTertiary Target Zone 5000' 15,000' 25,000' Lower Miocene LowerMiocene LowerMiocene UpperMiocene Upper Miocene Lafitte Mahogany Hickory Tahiti Jack Ultra - Deep Gas Subsalt Deepwater Miocene & L. Tertiary 5,000’ 10,000’ 15,000’ 20,000’ 25,000’ 30,000’ 35,000’ Plio - Pleistocene Supra - Salt Salt Salt Upper Miocene Lower Tertiary Deepwater Shelf Proven & Potential Section Lafitte Hickory Mahogany Conger Tahiti Jack Subsalt Shelf Miocene Lower Miocene North South GulfSlope is focused on a proven area at the shelf/slope break where commercial fields have been producing for years

12 Delta Sands Feed Slope Basin Fans & Channels Major Delta Sands Basin Floor Sands Intraslope Basin Fan & Channel Sands Intraslope Basin Fan & Channel Sands GulfSlope